PROSPECTUS
DATED JANUARY 28, 2008

                       KIRR, MARBACH PARTNERS FUNDS, INC.

                        KIRR, MARBACH PARTNERS VALUE FUND

                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701
                                 1-800-870-8039

         The investment objective of the Kirr, Marbach Partners Value Fund (the "Fund") is long-term capital growth. The Fund invests primarily in a diversified portfolio of common stocks and other equity securities of companies that the Fund's investment adviser, Kirr, Marbach & Company, LLC (the "Adviser"), believes are currently trading at a price that does not fully reflect the value of the company.

         This Prospectus contains information you should consider before you invest in the Fund. Please read it carefully and keep it for future reference.

                              --------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OFFERED BY THIS PROSPECTUS, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                        PAGE NO.


HIGHLIGHTS AND RISKS...........................................................1


PERFORMANCE INFORMATION........................................................2


FEES AND EXPENSES OF THE FUND..................................................3


INVESTMENT OBJECTIVE...........................................................4


HOW THE FUND INVESTS...........................................................4


FUND MANAGEMENT................................................................5


HOW TO PURCHASE SHARES.........................................................6


HOW TO REDEEM SHARES...........................................................9


VALUATION OF FUND SHARES......................................................11


DISTRIBUTION AND SHAREHOLDER SERVICING PLAN...................................11


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT......................11


MARKET TIMING AND PORTFOLIO HOLDINGS DISCLOSURE...............................12


FINANCIAL HIGHLIGHTS..........................................................13


ADDITIONAL INFORMATION........................................................14

                          -----------------------------

         In deciding whether to invest in the Fund, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Fund has not authorized others to provide additional information. The Fund does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                              HIGHLIGHTS AND RISKS

WHAT IS THE GOAL OF THE FUND?

         The Fund's goal is long-term capital growth. This goal is sometimes referred to as the Fund's investment objective. For more information, see "Investment Objective."

WHAT WILL THE FUND INVEST IN?

         The Fund invests primarily in common stocks. The Fund may also invest in preferred stocks and foreign securities in pursuing its investment objective. The Fund attempts to achieve its goal by choosing investments that the Adviser believes will increase in value. The stocks selected for the Fund will be those the Adviser believes are currently undervalued, I.E., those stocks trading at a discount to intrinsic value. The Fund will normally invest at least a majority of its assets in the common stocks of medium capitalization companies. The Fund may also invest in the common stocks of small capitalization and large capitalization companies. Current income from dividends or interest is not an important factor in selecting investments for the Fund. The Fund cannot guarantee that it will achieve its goal. For more information, see "How the Fund Invests."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

         The main risks of investing in the Fund are:

     o Stock Market Risk:          Equity funds like the Fund are subject to
                                   stock market risks and significant
                                   fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Increases or decreases in value of stocks are generally greater than for bonds or other debt investments.

     o Mid-Cap/Small-Cap Risk:     Medium capitalization and small
                                   capitalization companies may not have the size, resources or other assets of large capitalization companies. These medium capitalization and small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in value of the stock market in general.

     o Stock Selection Risk:       The stocks selected by the Adviser may
                                   decline in value or not increase in value when the stock market in general is rising.

     o Liquidity Risk:             The Adviser may not be able to sell stocks at
                                   an optimal time or price.

     o Foreign Investment Risk:    The Fund's foreign investments may increase
                                   or decrease in value depending on foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investments. Many foreign securities are less liquid and their prices are more volatile than comparable U.S.
                                   securities. From time to time foreign
                                   securities may be difficult to liquidate rapidly without adverse price effects. The costs of foreign investing also tend to be higher than the costs of investing in domestic securities.

         You should be aware that you may lose money by investing in the Fund. Because of the Fund's focus on value investing, it may not be a complete investment program for the equity portion of your portfolio.

IS THE FUND AN APPROPRIATE INVESTMENT FOR ME?

         The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Fund may be appropriate if:

     o    your goal is long-term capital growth;

     o you want to allocate some portion of your long-term investments to value investing;

     o    you do not require current income from this investment; and

     o you are willing to accept short-term to intermediate-term fluctuations in value to seek possible higher long-term returns.

                             PERFORMANCE INFORMATION

         The performance information that follows gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Please remember that the Fund's past performance does not reflect how the Fund may perform in the future.

                      1999-2007 CALENDAR YEAR TOTAL RETURN

      1999: 0.23%; 2000: 18.25%; 2001: 15.66%; 2002: -17.82%; 2003: 31.86%;
              2004: 13.58%; 2005: 6.69%; 2006: 15.58%, 2007: -5.18%

     The Fund's year-to-date total return as of December 31, 2007 is -5.18%.



                        BEST AND WORST QUARTERLY RETURNS

             BEST                                             WORST
       December 31, 2001                                September 30, 2002
            20.04%                                           -17.17%
      (4th quarter, 2001)                              (3rd quarter, 2002)

                          AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2007)

                                                                       SINCE
                                           1 YEAR      5 YEARS      INCEPTION(1)
Return Before Taxes                        -5.18%      11.86%          7.84%
Return After Taxes on Distributions(2)     -6.83%      10.77%          7.10%
Return After Taxes on Distributions
  and Sale of Fund Shares                  -1.10%      10.27%          6.78%
--------------------------------------------------------------------------------

Russell 3000 Index(3)                       5.14%      13.63%          4.39%
S&P 500 Index(4)                            5.49%      12.83%          3.65%
(The indexes presented reflect no deduction for fees, expenses, or taxes)

------------
(1)  Since December 31, 1998.
(2) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. The Russell 3000 Index cannot be invested in directly.
(4) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This information shows how the Fund's performance compares with the returns of one of the most widely used U.S. equity indexes. The S&P 500 Index cannot be invested in directly.

                          FEES AND EXPENSES OF THE FUND

         The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

        Redemption Fee on Shares held less than 30 days
            (as a % of amount redeemed)..............................     1.00%
        Exchange Fee (1).............................................    $5.00

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(2)

        Management Fees(3)...........................................     1.00%
        Distribution and Service (12b-1) Fees(4).....................     0.03%
        Other Expenses(3)............................................     0.48%
        Total Annual Fund Operating Expenses(3)......................     1.51%
        Fee Waiver/Expense Reimbursement(3)..........................    (0.06)%
        Net Expenses.................................................     1.45%
                                                                        ======

-----------
(1) If you exchange shares of the Fund for shares of the First American Treasury Obligations Fund by telephone, you will be charged a $5 service fee.

(2) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.

(3) Until February 28, 2009, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets. After such date, the total operating expense limitations may be terminated or revised at any time. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, to the extent actual fees and expenses for a period are less than the expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For additional information, see "Fund Management."

(4) The Fund has adopted a written plan of distribution under Rule 12b-1. The Board of Directors has authorized the payment of fees under the plan pursuant to a Distribution Agreement with the Fund's principal underwriter, which commenced December 31, 1998. The distribution fees paid by the Fund under the plan may not exceed an annual rate of 0.25% of the Fund's average daily net assets. If additional distribution fees are paid in the future, long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by The National Association of Securities Dealers, Inc. See "Distribution and Shareholder Servicing Plan."

                                     EXAMPLE

         The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please note that the one-year number is based on the Fund's net expenses resulting from the expense cap agreement described above. The three-, five- and ten-year numbers are based on the Fund's expenses before any waiver or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

        1 YEAR                3 YEARS              5 YEARS             10 YEARS
        ------                -------              -------             --------
          $148                 $471                  $818                $1,796

                              INVESTMENT OBJECTIVE

         The Fund's investment objective is long-term capital growth.

                              HOW THE FUND INVESTS

         The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies with medium market capitalizations. A medium capitalization company would typically have a market capitalization of between $1 billion to $10 billion. Under normal circumstances, 50% or more of the Fund's investments will consist of common stocks of medium capitalization companies. The Fund may also invest in small capitalization companies with a market capitalization of less than $1 billion and, from time to time, large capitalization companies with a market capitalization of more than $10 billion.

         The Adviser generally follows a value approach to investing for the Fund. Accordingly, the Fund will focus on securities of companies that the Adviser believes are undervalued relative to their intrinsic worth and possess certain characteristics that the Adviser believes will lead to a higher market price over time. In identifying securities for the Fund, the Adviser uses a number of proprietary and non-proprietary sources, including computerized fundamental databases, brokerage and other industry contacts and on-premises management interviews and site visits. In the research process, the Adviser reviews certain attributes that it believes a security should have for the Fund to invest in it, such as:

     o    Strong, shareholder-oriented management;

     o    Strong balance sheet and financial characteristics;

     o    Low price to earnings ratio;

     o Low price to earnings growth (I.E., growth at a reasonable current price);

     o    Low price to free cash flow ratio;

     o Current price reflects substantial discount from the liquidation or sale value of its underlying assets;

     o    Positive change in company and/or industry fundamentals; and

     o    Lack of following by a significant number of analysts or out of favor.

The securities the Adviser selects typically possess some but not all of the above attributes. Because of the Fund's focus on value investing, it may not be a complete investment program for the equity portion of your portfolio.

         The Fund has no minimum holding period for its investments and will sell securities whenever the Adviser believes it is consistent with the Fund's investment objective. The Fund typically sells a security when the Adviser believes it has achieved its target price, shows deteriorating fundamentals or falls short of the Adviser's expectations. The Fund will attempt to maximize investment returns. Potential tax consequences to Fund shareholders will be a secondary consideration when it sells securities. Investors may realize taxable capital gains as a result of frequent trading of the Fund's assets. In addition, the Fund incurs transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

         Under normal circumstances, the Fund expects to be substantially fully invested in common stocks and other equity securities and will invest at least 65% of its total assets in common stocks and other equity securities. Other equity securities will primarily be preferred stocks and depositary receipts. Common stocks are units of ownership of a corporation. Preferred stocks are stocks that often pay dividends at a specified rate and have preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock.

         In pursuing its investment objective, the Fund may invest up to 20% of its total assets in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other foreign instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. EDRs are European receipts evidencing a similar arrangement.

         To respond to adverse market, economic, political or other conditions, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions. Money market instruments include:

     o    Commercial paper;

     o    Short-term U.S. government securities;

     o    Repurchase agreements;

     o    Banker's acceptances;

     o    Certificates of deposit;

     o    Time deposits; and

     o    Other short-term fixed income securities.

If these temporary, defensive strategies are used, it is impossible to predict when or for how long the Adviser may employ these strategies for the Fund. To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

         The Fund may invest up to 25% of its total assets in fixed income securities and, pending investment or to pay redemption requests and expenses of the Fund, the Fund may hold a portion of its assets in short-term money market securities and cash. The Fund may also invest a limited amount of assets in illiquid securities. See the Fund's SAI for additional information.

                                 FUND MANAGEMENT

ADVISER

         The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC, the Adviser, under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors. The Adviser, 621 Washington Street, Columbus, Indiana 47202, is an Indiana limited liability company and has been serving clients since 1975. As of December 31, 2007, the Adviser managed approximately $477 million for individual and institutional clients. Under the Investment Advisory Agreement, the Fund pays the Adviser an annual management fee of 1.00% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Pursuant to an agreement with the Fund, the Adviser will waive its management fee and reimburse the Fund's other expenses so that the Fund's total operating expenses do not exceed 1.45% of its average daily net assets until February 28, 2009. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay the Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement with the Adviser for 2007 is available in the Fund's semi-annual report for the period ending March 31, 2007. A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement with the Adviser for 2008 will be available in the Fund's semi-annual report for the period ending March 31, 2008.

         Under the Investment Advisory Agreement, not only is the Adviser responsible for management of the Fund's assets, but also for portfolio transactions and brokerage.

PORTFOLIO MANAGER

         MARK D. FOSTER. Chief Investment Officer of the Adviser, Mr. Foster received a Bachelor of Science degree in finance from Ball State University in 1979. Prior to joining the Adviser, Mr. Foster managed equity investments for Merchants Investment Counseling, Inc. Mr. Foster joined the Adviser in 1987 as a portfolio manager and has served in his current position since 1997. Mr. Foster is a Chartered Financial Analyst.

         The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

CUSTODIAN

         U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian of the Fund's assets.

TRANSFER AGENT AND ADMINISTRATOR

         U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator.

DISTRIBUTOR

         Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of the Fund's shares (the "Distributor").

                             HOW TO PURCHASE SHARES

         Shares of the Fund may be purchased at net asset value (as described below) through any dealer which has entered into a sales agreement with the Distributor, in its capacity as principal underwriter of shares of the Fund, or through the Distributor directly. The Transfer Agent may also accept purchase applications. All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part.

         In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-870-8039 if you need additional assistance when completing your Application.

         If the Fund does not have a reasonable belief of the identity of a customer, the account may be rejected or the customer may not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

         Payment for Fund shares should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result. The minimum initial investment in the Fund is $1,000. Subsequent investments of at least $100 may be made by mail or by wire. For investors using the Automatic Investment Plan, as described below, the minimum investment is $1,000 with a minimum monthly investment of $100. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

NET ASSET VALUE

         Shares of the Fund are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form (as described below under "Initial Investment" and "Subsequent Investment") by a dealer, the Distributor or the Transfer Agent, as the case may be. Net asset value per share is calculated once daily as of the close of trading (generally 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open. See "Valuation of Fund Shares."

INITIAL INVESTMENT - MINIMUM $1,000

         You may purchase Fund shares by completing the enclosed shareholder application and mailing it and a check payable to "Kirr, Marbach Partners Funds, Inc." to your securities dealer, the Distributor or the Transfer Agent, as the case may be. The minimum initial investment is $1,000. The Fund currently intends to waive the minimum initial investment requirement of $1,000 for certain persons in the discretion of the Fund's officers, including for transactions conducted electronically through financial intermediaries such as fund supermarkets and others. This waiver may be discontinued at any time. If mailing to the Distributor or Transfer Agent, please send to the following address: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. In addition, overnight mail should be sent to the following address:
Kirr, Marbach Partners Funds, Inc., U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box.

         If the securities dealer you have chosen to purchase Fund shares through has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place your order for the purchase of Fund shares. Purchases made through such dealers will be effected at the net asset value next determined after receipt by the Fund of the dealer's order to purchase shares. Such dealers may also charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

WIRE PURCHASES

         You may also purchase Fund shares by wire. If you are making an initial investment in the Fund, the Transfer Agent must have a completed account application, which can be mailed or sent by overnight delivery to the Transfer Agent at the address shown above, before you wire funds. Your bank must include the name of the Fund, you account number and your name so that monies can be correctly applied. The following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:

          Wire to:                U.S. Bank, N.A.
                                  777 E. Wisconsin Avenue
                                  Milwaukee, WI  53202
          ABA Number:             075000022

          Credit:                 U.S. Bancorp Fund Services, LLC
          Account:                112-952-137

          Further Credit:         Kirr, Marbach Partners Funds, Inc.
                                  (shareholder account number)
                                  (shareholder name/account registration)

         Please call 1-800-870-8039 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

TELEPHONE PURCHASES

         The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option on your account, complete the appropriate section in the shareholder application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Transfer Agent. Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Fund's shares. To have Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order prior to the close of regular trading on such date. Subsequent investments may be made by calling 1-800-870-8039.

PURCHASING SHARES THROUGH FINANCIAL INTERMEDIARIES

         If you purchase shares through a financial intermediary (such as a broker-dealer), certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Certain financial intermediaries may charge you transaction fees for their services. You will not be charged such fees directly by the Fund if you purchase your Fund shares directly from the Fund without the intervention of a financial intermediary.

         The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. The price per share you will receive will be the net asset value next computed after your request is accepted by the financial intermediary. The Fund may compensate financial intermediaries for assistance under the Fund's Distribution and Shareholder Service Plan (I.E., Rule 12b-1 plan) or otherwise. Certain broker-dealers for the Fund are authorized to designate other financial intermediaries to receive purchase and redemption orders on behalf of the Fund. For additional information, please see the SAI.

AUTOMATIC INVESTMENT PLAN - MINIMUM $1,000

         The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking account. The minimum initial investment for investors using the AIP is $1,000 with a monthly minimum investment of $100. To establish the AIP, complete the appropriate section in the shareholder application. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. In order to participate in the AIP, your bank must be a member of the Automated Clearing House ("ACH") network. You may terminate or change this privilege at any time by notifying the Transfer Agent in writing or by calling 1-800-870-8039 at least five days in advance of the next withdrawal. For additional information on the AIP, please see the SAI.

INDIVIDUAL RETIREMENT ACCOUNTS

         You may invest in the Fund by establishing a tax-sheltered individual retirement account ("IRA"). The Fund offers the Traditional IRA and Roth IRA. For additional information on IRA options, please see the SAI.

SUBSEQUENT INVESTMENTS - MINIMUM $100

         Additions to your account may be made by mail, by wire or by electronic funds transfer through a member of the Automated Clearing House network. Any subsequent investment must be for at least $100. When making an additional purchase by mail, enclose a check payable to "Kirr, Marbach Partners Funds, Inc." and the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please call 1-800-870-8039 for complete wiring instructions.

                              HOW TO REDEEM SHARES

IN GENERAL

         Investors may request redemption of part or all of their Fund shares at any time at the next determined net asset value. See "Valuation of Fund Shares." No redemption request will become effective until a redemption request is received in proper form (as described below) by the Transfer Agent. An investor should contact the Transfer Agent for further information concerning redemption of Fund shares. The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request in good order. However, when a purchase has been made by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days. Redemptions may be made by written request, telephone or wire. You may also redeem Fund shares using the Fund's exchange privilege, as discussed in the SAI.

         Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by the Fund of the broker or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

         Investors who have an Individual Retirement Account must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to make an election will be subject to withholding.

         The Fund is not intended as a vehicle for shareholders interested in short-term trading in Fund shares or market timing since such activities tend to result in additional portfolio turnover and costs to longer-term shareholders. The Fund reserves the right to reject purchase orders from shareholders that appear to be market timers. In addition, the Fund reserves the right to redeem shares in kind and distribute Fund securities to a redeeming shareholder, including in situations involving short-term holdings of Fund shares, subject to requirements under the Investment Company Act. Further, in order to minimize the negative effects market-timers have on the Fund, investors making a redemption request for shares purchased within 30 days will be charged a transaction fee of 1% of the net asset value of the shares being redeemed or exchanged.

         Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $1,000. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

WRITTEN REDEMPTION

         For most redemption requests, an investor need only furnish a written, unconditional request to redeem his or her shares at net asset value to the Transfer Agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Overnight mail should be sent to Kirr, Marbach Partners Funds, Inc., U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207. Requests for redemption must (i) be signed exactly as the shares are registered, including the signature of each owner, and (ii) specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent will charge a $15 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

TELEPHONE REDEMPTION

         Shares of the Fund may also be redeemed by calling the Transfer Agent at 1-800-870-8039. Redemption requests by telephone are available for redemptions of $1,000 or more. Redemption requests for less than $1,000 must be in writing. In order to utilize this procedure, an investor must have previously elected this option in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account via wire or ACH transfer. Funds sent via ACH are automatically credited to your account within three business days. There is currently no charge for this service. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. No telephone redemption requests will be allowed within 15 days of such a change. The Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone redemptions may not be modified or canceled.

         The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephonic transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor's instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request if so advised.

REDEEMING SHARES THROUGH FINANCIAL INTERMEDIARIES

         If you redeem shares through a financial intermediary (such as a broker-dealer), such financial intermediary may charge you transaction fees for their services. You will not be charged such fees if you redeem your Fund shares directly through the Fund without the intervention of a financial intermediary.

SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make a SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the SAI for more information.

SIGNATURE GUARANTEES

         Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address that appears of record; (iii) any redemption request if a change of address has been received by the Fund or the Transfer Agent within the last 15 days; (iv) a request to add the telephone redemption option to an existing account; (v) additions or changes to wiring (bank) instructions; and (vi) changes to account ownership. In addition to the situations above, the Fund and/or Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, saving associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

REDEMPTION IN KIND

         The Fund has reserved the right to redeem in kind (I.E., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the Fund's net asset value being redeemed. Please see the SAI for more information.

MONEY MARKET EXCHANGE

         The Fund has established a program which permits Fund shareholders to exchange Fund shares for shares of the First American Treasury Obligations Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Shareholders will be charged a $5 fee for each telephone exchange. Please see the SAI for more information on the exchange privilege.

                            VALUATION OF FUND SHARES

         Net asset value for the Fund is calculated by taking the value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of regular trading (generally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business. Net asset value is not determined on days the NYSE is closed. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining net asset value, expenses are accrued and applied daily and investments for which market quotations are readily available are valued at market value. Any investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund. The Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. The Fund uses pricing services to assist in determination of market value. Foreign securities may trade during hours and on days that the NYSE is closed and a Fund's NAV is not calculated. Although the Fund's NAV may be affected, you will not be able to purchase or redeem shares on these days.

                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

         The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "12b-1 Plan"), which authorizes it to pay the Distributor and certain financial intermediaries (such as broker-dealers) who assist in distributing Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of its average daily net assets (computed on an annual basis). To the extent expenses are incurred under the 12b-1 Plan, the 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than paying other types of sales charges. For additional information on the 12b-1 Plan, please see the SAI.

            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

         For federal income tax purposes, all dividends paid by the Fund and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. A percentage of certain distributions may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). The capital gain holding period (and the applicable tax rate) is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Certain qualifying distributions paid out of the Fund's investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income and short-term capital gain. The Fund expects that, because of its investment objective, its distributions will consist of a blend of long- and short-term capital gains. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

         The Fund intends to pay dividends and distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS WILL AUTOMATICALLY BE REINVESTED IN ADDITIONAL FUND SHARES AT THE THEN PREVAILING NET ASSET VALUE UNLESS AN INVESTOR SPECIFICALLY REQUESTS THAT EITHER DIVIDENDS OR CAPITAL GAINS OR BOTH BE PAID IN CASH. An investor may change an election by telephone, subject to certain limitations, by calling the Transfer Agent at 1-800-870-8039.

         Investors requesting to have dividends and/or capital gains paid in cash may choose to have such amounts mailed or sent via electronic funds transfer ("EFT"). Transfers via EFT generally take up to three business days to reach the investor's bank account.

         If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

         If you do not furnish the Fund with your correct social security number or taxpayer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28%.

         Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund generally is the difference between the cost of your shares and the price you receive when you sell them. An exchange of Fund shares for shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

         This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                 MARKET TIMING AND PORTFOLIO HOLDINGS DISCLOSURE

MARKET TIMING POLICY

         The Fund is intended for long-term investors and is not intended as a vehicle for shareholders interested in short-term trading in Fund shares or market timing since such activities tend to result in additional portfolio turnover and transaction costs to longer-term shareholders. Because of the potential harm to the Fund and long-term shareholders, the Board of Directors approved policies and procedures designed to discourage market timers. As part of such policies and procedures, the Fund reserves the right to reject purchase orders from shareholders that appear to be market timers or who otherwise engage in excessive short-term trading. In addition, the Fund reserves the right to redeem shares in kind and distribute Fund securities to a redeeming shareholder, including in situations involving short-term holdings of Fund shares, subject to requirements under the Investment Company Act. Further, in order to minimize the negative effects market-timers have on the Fund, investors making a redemption or exchange request for shares purchased within 30 days will be charged a redemption fee of 1% of the net asset value of the shares being redeemed or exchanged. These policies and procedures apply to any account.

PORTFOLIO HOLDINGS DISCLOSURE

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

         The Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund's website on or soon after the 21st day after the end of each fiscal quarter. The Fund's quarterly shareholder report will remain available on the Fund's website at least until the date on which the Fund discloses its complete schedule of portfolio holdings for such fiscal quarter on its Form N-CSR or Form N-Q as filed with the Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended September 30, 2006 and September 30, 2007 have been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. Other independent accountants served as principal independent auditor for the fiscal years ending September 30, 2003 through September 30, 2005.



                                                                    YEAR ENDED SEPTEMBER 30
                                             ------------------------------------------------------------------
                                                  2007         2006           2005         2004         2003
PER SHARE DATA:

Net asset value, beginning of period ......   $   15.56     $   14.98     $   14.16     $   12.50    $    9.94
                                              ---------     ---------     ---------     ---------    ---------

Income from investment operations:
   Net investment income (loss) ...........       (0.03)      --               0.11          0.08        (0.03)
   Net realized and unrealized
     gain/(loss) on investments ...........        1.74          1.38          2.28          1.58         2.59
                                              ---------     ---------     ---------     ---------    ---------
   Total from investment operations .......        1.71          1.38          2.39          1.66         2.56
                                              ---------     ---------     ---------     ---------    ---------

Less distributions:
   Dividends from net investment income. ..   $ --          $   (0.05)    $   (0.08)    $ --           --
   Distributions from net capital gains. ..   $   (0.61)    $   (0.75)    $   (1.49)    $ --           --
                                              ---------     ---------     ---------     ---------    ---------
     Total distributions ..................   $   (0.61)    $   (0.80)    $   (1.57)    $ --           --
                                              ---------     ---------     ---------     ---------    ---------

   Net asset value, end of period .........   $   16.66     $   15.56     $   14.98     $   14.16    $   12.50
                                              =========     =========     =========     =========    =========

TOTAL RETURN ..............................       11.14%         9.59%        17.64%        13.28%       25.76%

SUPPLEMENTAL DATA AND RATIOS:

   Net assets, end of period (in
     millions) ............................   $   52.8      $   46.5      $   44.5      $   40.8     $   35.0

   Ratio of expenses to average net assets:
     Before expense reimbursement .........        1.51%         1.59%         1.60%         1.67%        1.68%
     After expense reimbursement ..........        1.45%         1.45%         1.45%         1.45%        1.49%(1)

   Ratio of net investment income/(loss)
      to average net assets:
     Before expense reimbursement .........       (0.24)%       (0.13)%        0.59%         0.39%       (0.49)%
     After expense reimbursement ..........       (0.18)%        0.01%         0.74%         0.61%       (0.30)%

   Portfolio turnover rate ................       32%           38%           33%           41%          40%



(1) Expense cap was decreased to 1.45% on August 4, 2003.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

DIRECTORS                                  CUSTODIAN

Mark D. Foster                             U.S. BANK, N.A.
Mickey Kim                                 1555 N. River Center Drive, Suite 302
Jeffrey N. Brown                           Milwaukee, Wisconsin 53212
Mark E. Chesnut
John F. Dorenbusch

PRINCIPAL OFFICERS                         ADMINISTRATOR, TRANSFER AGENT
                                           AND DIVIDEND-DISBURSING AGENT

Mark D. Foster, PRESIDENT                  U.S. BANCORP FUND SERVICES, LLC
Mickey Kim, VICE PRESIDENT, TREASURER,     Third Floor
SECRETARY AND CHIEF COMPLIANCE OFFICER     615 E. Michigan Street
                                           Milwaukee, Wisconsin  53202

INVESTMENT ADVISER                         INDEPENDENT REGISTERED PUBLIC
                                           ACCOUNTING FIRM

KIRR, MARBACH & COMPANY, LLC               TAIT, WELLER & BAKER LLP
621 Washington Street                      1818 Market Street, Suite 2400
Columbus, Indiana  47202                   Philadelphia, Pennsylvania  19103

DISTRIBUTOR                                LEGAL COUNSEL

QUASAR DISTRIBUTORS, LLC                   KIRKLAND & ELLIS LLP
615 East Michigan Street                   200 E. Randolph Street
Milwaukee, Wisconsin  53202                Chicago, Illinois  60601

         THE SAI FOR THE FUND CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. THE FUND'S ANNUAL REPORT PROVIDES A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUND'S SAI, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS, ANNUAL REPORTS AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER NOTED ON THE COVER PAGE OF THIS PROSPECTUS OR THROUGH THE FUND'S WEBSITE AT WWW.KMPARTNERSFUNDS.COM. THESE DOCUMENTS MAY ALSO BE OBTAINED FROM CERTAIN FINANCIAL INTERMEDIARIES, INCLUDING THE FUND'S DISTRIBUTOR, WHO PURCHASE AND SELL FUND SHARES. SHAREHOLDER INQUIRIES AND REQUESTS FOR OTHER INFORMATION ABOUT THE FUND CAN BE DIRECTED TO THE FUND AT THE ADDRESS AND TOLL-FREE TELEPHONE NUMBER ON THE COVER PAGE OF THIS PROSPECTUS.

         INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. PLEASE CALL THE SEC AT 1-202-942-8090 FOR INFORMATION RELATING TO THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV OR UPON PAYMENT OF A DUPLICATING FEE, BY EMAILING THE SEC AT PUBLICINFO@SEC.GOV OR WRITING THE PUBLIC REFERENCE ROOM OF THE SEC AT WASHINGTON, D.C. 20549-0102.

THE FUND'S 1940 ACT FILE NUMBER IS 811-9067.